                                                                   EXHIBIT 10.17


                            AFCO REALTY SERVICES, LLC

                           STANDARD SUBLEASE AGREEMENT

THIS SUBLEASE AGREEMENT is made on 20th October, 2000, by and among Life Office Management Association, Inc. (hereinafter "Sublessor") and Manhattan Associates, Inc. (hereinafter "Sublessee"), AFCO Realty Services, LLC. (hereinafter "Broker") and Insignia/ESG, Inc. (hereinafter "Co-Broker").

1. MASTER LEASE. Sublessor is the tenant under that certain lease dated April 03, 1995, wherein Wildwood Associates (hereinafter "Landlord") leased to Sublessor the. real property located in the City of Atlanta, County of Cobb, State of GA, described as 2300 Windy Ridge Parkway, Suite 600 (hereinafter "Master Premises"). Said lease has been amended by the following Agreement dated April 3, 1995 and First Amendment dated November 10, 1997; said lease and amendments are herein collectively referred to as the "Master Lease" and are attached hereto as Exhibit "A." Sublessor warrants and represents to Sublessee that the Master Lease has not been amended or modified except as expressly set forth herein, that Sublessor is not now, and as of the commencement of the Term hereof will not be, in default or breach of any of the provisions of the Master Lease, and that Sublessor has no knowledge of any claim by Landlord that Sublessor is in default or breach of any of the provisions of the Master Lease.

2. PREMISES. Sublessor hereby subleases to Sublessee on the terms and conditions set forth in this Sublease the following portion of the Master Premises (hereinafter "Premises"): 7,028 rentable square feet as attached hereto as Exhibit "C".

3. TERM. The Term of this Sublease shall commence on November 01, 2000 (hereinafter "Commencement Date") or the date upon which Landlord consents to this Sublease (if such consent is required under the Master Lease), whichever shall last occur, and shall end on October 31, 2005 (hereinafter "Termination Date") unless otherwise sooner terminated in accordance with the provisions of this Sublease.

4. COMMENCEMENT. In the event the Term commences on a date other than the Commencement Date, Sublessor and Sublessee shall promptly execute a memorandum setting forth the actual date of commencement of the Term. Possession of the Premises (hereinafter "Possession") shall be delivered to Sublessee on the commencement of the Term. If for any reason Sublessor does not deliver Possession to Sublessee, on the commencement of the Term, Sublessor shall not be subject to any liability for such failure, the Termination Date shall not be extended by the delay and the validity of this Sublease shall not be impaired, but rent shall abate until delivery of Possession. Notwithstanding the foregoing, if Sublessor has not delivered Possession to Sublessee within thirty (30) days after the Commencement Date, then at any time thereafter and before delivery of Possession, Sublessee may give written notice to Sublessor of Sublessee's intention to cancel this Sublease. Said notice shall set forth an effective date for such cancellation which shall be at least ten (10) days after delivery of said notice to Sublessor. If Sublessor delivers Possession to Sublessee on or before such effective date, this Sublease shall remain in full force and effect. If Sublessor fails to deliver Possession to Sublessee on or before such effective date, this Sublease shall be canceled, in which case all consideration previously paid by Sublessee to Sublessor pursuant to this Sublease shall be returned to Sublessee, this Sublease shall thereafter be of no further force or effect, and Sublessor shall have no further liability to Sublessee on account of such delay or cancellation. If Sublessor permits Sublessee to take Possession prior to the commencement of the Term, such early Possession shall not advance the Termination Date and shall be subject to the provisions of this Sublease including, without limitation, the payment of rent.


                                       1

ATLANTA COMMERCIAL BOARD OF REALTORS(R), INC.
STANDARD SUBLEASE AGREEMENT
COPYRIGHT(C) NOVEMBER 1999
ACBR FORM #006

5. RENT. (A) MINIMUM RENT. Sublessee shall pay to Sublessor as minimum rent, without deduction, setoff, notice, or demand at 2300 Windy Ridge Parkway, Suite 600, Atlanta, GA 30339 or at such other place as Sublessor shall designate from time to time by notice to Sublessee, the sum of Eleven Thousand One Hundred Twenty Seven and 67/100 Dollars ($11,127.67) per month, in advance on the first day of each month of the Term. Sublessee shall pay to Sublessor upon execution of this Sublease the sum of Eleven Thousand One Hundred Twenty Seven and 67/100 Dollars ($11,127.67) as rent for November, 2000. If the Term begins or ends on a day other than the first or last day of a month, the rent for the partial months shall be prorated on a per diem.

         (B) OPERATING COSTS. If the Master Lease requires Sublessor to pay to Landlord all or a portion of the expenses of operating the building and/or project of which the Premises area part, including, but not limited to, taxes, utilities or insurance (hereinafter "Operating Costs") then Sublessee shall pay to Sublessor as additional rent twelve and four tenths percent (12.4%) of the amounts payable by Sublessor for Operating Costs incurred during the Term. Such additional rent shall be payable as and when Operating Costs are payable by Sublessor to Landlord. If the Master Lease provides for the payment by Sublessor of Operating Costs on the basis of an estimate thereof, then as and when adjustments between estimated and actual Operating Costs are made under the Master Lease, the obligations of Sublessor and Sublessee hereunder shall be adjusted in a like manner, and if any such adjustment shall occur after the expiration or earlier termination of the Term, then the obligations of Sublessor and Subleases under this Paragraph 5(b) shall survive such expiration or termination. Sublessor shall, upon request by Sublessee, furnish Sublessee with copies of all statements submitted by Landlord of actual or estimated Operating Costs during the Term.

6. LATE CHARGES. Other remedies for nonpayment of rental notwithstanding, time is of the essence of this Sublease and if Sublessor elects to accept rent on or after the sixth (6th) day of the month, a late charge equal to the greater of five percent (5%) of the monthly rent or One Hundred Dollars ($100.00) will be due as additional rent. Sublessee agrees to tender all late rents by cashier's check, certified check or money order. In the event Sublessee's rent check is dishonored by the bank, Sublessee agrees to pay Sublessor $25.00 as a handling charge and, if applicable, the late charge, and Sublessee shall deliver said monies to Sublessor as specified in Paragraph 5. Dishonored checks must be replaced by cashier's check, certified check or money order. In the event more than one check is dishonored, Sublessee agrees to pay all future rents and charges in the form of cashier's check, certified check, or money order. Any other amounts payable to Sublessor under this Sublease, with the exception of rent shall be considered past due 30 days from Sublessor's billing date and Sublessee shall pay a monthly service charge of 5% of the amount past due for that and each subsequent month that the amount remains past due. The parties agree that such charges represent a fair and reasonable estimate of the costs the Sublessor will incur by reason of such late payment and/or returned check.

7. SECURITY DEPOSIT. On the date of execution of this Sublease by Sublessee, Sublessee will pay to Sublessor a security deposit in the amount of $N/A for Sublessee's faithful performance of Sublessee's obligations hereunder (hereinafter "Security Deposit"). If Sublessee fails to pay rent or other charges. when due under this Sublease, or fails to perform any of its other obligations hereunder, Sublessor may use or apply all or any portion of the Security Deposit for the payment of any rent or other amounts then due hereunder and unpaid, for the payment of any other sum for which Sublessor may become obligated by reason of Sublessee's default or breach, or for any loss or damage sustained by Sublessor as a result of Sublessee's default or breach. If Sublessor so uses any portion of the Security Deposit, Sublessee shall, within (10) days after written demand by Sublessor, restore the Security Deposit to the full amount originally deposited, and Sublessee's failure to do so shall constitute a default under this Sublease. Sublessor shall not be required to keep the Security Deposit separate from its general accounts, and shall have no obligation or liability for payment of interest on the Security Deposit. In the event Sublessor assigns its interest in this Sublease, Sublessor shall deliver to its assignee so much of the Security Deposit as is then held by Sublessor. Within ten (10) days after the Term has expired, or Sublessee has vacated the Premises, or any


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ATLANTA COMMERCIAL BOARD OF REALTORS(R), INC.
STANDARD SUBLEASE AGREEMENT
COPYRIGHT(C) NOVEMBER 1999
ACBR FORM #006
         final adjustment pursuant to Paragraph 5(b) hereof has been made, whichever shall last occur, and provided Sublessee is not then in default of any of its obligations hereunder, the Security Deposit or so much thereof as had not theretofore been applied by Sublessor, shall be returned to Sublessee or to the last assignee, if any, of Sublessee's interest hereunder.

8. ACCEPTANCE OF PREMISES. Sublessor, Broker and Co-Broker have made no representations or promises with respect to the Premises, or this Sublease except as herein expressly set forth. The taking of Possession of the Premises by Sublessee shall be conclusive evidence that Sublessee accepts the Premises "as is" and that the Premises and are suitable for the use intended by Sublessee and were in good and satisfactory condition at the time such Possession was so taken.

9. USE OF PREMISES. Sublessee shall use the Premises for general office space and or all lawful activities normally incidental thereto and related to the conduct of Sublessee's business and for no other purpose.

10. OTHER PROVISIONS OF SUBLEASE. All applicable terms and conditions of the Master Lease are incorporated into and made a part of this Sublease as if Sublessor were the Landlord thereunder, Sublessee the Tenant thereunder, and the Premises the Master Premises, except for the following: No Exceptions. Sublessee assumes and agrees to perform the Tenant's obligations under the Master Lease during the Term to the extent that such obligations are applicable to the Premises, except the obligation to pay rent to Landlord. Sublessee shall not commit or suffer any act or omission that will violate any of the provisions of the Master Lease. Sublessor shall exercise due diligence in attempting to cause Landlord to perform its obligations under the Master Lease for the benefit of Sublessee. If the Master Lease terminates, this Sublease shall terminate and the parties shall be relieved of any further liability or obligation under this Sublease, provided however, that if the Master Lease terminates as a result of a default or breach by Sublessor or Sublessee under this Sublease and/or the Master Lease, then the defaulting party shall be liable to the nondefaulting party for the damage suffered as a result of such termination. Notwithstanding the foregoing, if the Master Lease gives Sublessor any right to terminate the Master Lease in the event of the partial or total damage, destruction, or condemnation of the Master Premises or the building or project of which the Master Premises are a part, the exercise of such right by Sublessor shall not constitute a default or breach hereunder.

11. ASSIGNMENT AND SUBLETTING. Sublessee shall not assign this Sublease or further sublet all or any part of the Premises without the prior written consent of Sublessor which shall not be unreasonably withheld (and without the prior written consent of Landlord, if such is required under the terms of the Master Lease).

12. INDEMNITY & INSURANCE. Sublessee and Sublessor agree to and hereby does indemnify and save Sublessee, Sublessor and Landlord harmless against all claims for damages to persons or property by reason of Sublessee's use or occupancy of the Premises, and all expenses incurred by Sublessor or Landlord because thereof, including attorney's fees and court costs. Supplementing the foregoing and in addition thereto, Sublessee shall during the Term of this Sublease, and at Sublessee's expense, maintain in full force and effect comprehensive general liability insurance with minimum limits of $500,000.00 per person and $1,000,000.00 per incident and property damage limits of $100,000.00, or the minimum amount of coverages required in the Master Lease, whichever is greater, which insurance shall contain a special endorsement recognizing and insuring any liability accruing to Sublessee under the first sentence of this Paragraph 12, and naming Sublessor and Landlord as additional insureds. Sublessee shall provide evidence of such insurance to Sublessor prior to the commencement of the Term of this Sublease. Sublessor and Sublessee each hereby release and relieve the other, and waive its right of recovery, for loss or damage arising out of or incident to the perils insured against which perils occur in, on or about the Premises, whether due to the negligence of Sublessor or Sublessee or their Brokers, employees, contractors and/or invitees to the extent that such loss or damage is within the policy limits of said comprehensive general liability insurance. Sublessor and Sublessee shall, upon obtaining the policies of insurance


                                       3

ATLANTA COMMERCIAL BOARD OF REALTORS(R), INC.
STANDARD SUBLEASE AGREEMENT
COPYRIGHT(C) NOVEMBER 1999
ACBR FORM #006
         required, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Sublease.

13. NOTICES. (a) Any notice by either party to the other required or permitted under this Sublease shall be valid only if in writing and shall be deemed to be duly given only if delivered personally or sent by registered or certified mail addressed (1) if to Sublessee, at the Premises, and (2) if to Sublessor, at the address set forth herein, or at such other address for either party as that party may designate by notice to the other, with copy to the Broker(s) at the address set forth herein; notice shall be deemed given, if delivered personally, upon delivery thereof and if mailed upon the mailing thereof.

         (b) Sublessee hereby appoints as its agent to receive service of all dispossessory or distraint proceedings, the person in charge of the Premises at the time of occupying the Premises; and if there is no person in charge or occupying same, then such services may be made by attachment thereof on the main entrance of the Premises.

14. ENTIRE AGREEMENT. This Sublease contains the entire agreement of the parties hereto, and no representations, inducements, promises or agreements, oral or otherwise, between the parties, not embodied herein, shall be of any force or effect. No subsequent alteration, amendment, change or addition to this Sublease, except as to changes or additions to the Rules and Regulations, if any, as described in the Master Lease, shall be binding upon Sublessor or Sublessee unless reduced to writing and signed by Sublessor and Sublessee and consented to in writing by Landlord.

15. ATTORNEY'S FEES. In the event that any action or proceeding is brought to enforce any term, covenant or condition of this Sublease on the part of the Sublessor or Sublessee, the prevailing party in such litigation shall be entitled to recover reasonable attorney's fees to be fixed by the court in such action or proceeding, in the amount at least equal to fifteen percent of any damages due from the non-prevailing party. Furthermore, Sublessor and Sublessee agree to pay the attorney's fees and expenses of (a) the other party to this Sublease (either Sublessor or Sublessee) if it is made a party to litigation because of its being a party to this Sublease and when it has not engaged in any wrongful conduct itself, and (b) Broker and/or Co-Broker, if Broker and/or Co-Broker is made a party to litigation because of its being a party to this Sublease and when Broker and/or Co-Broker has not engaged in any wrongful conduct itself.

16. LIMITATION ON BROKER'S SERVICES AND DISCLAIMER. Broker and Co-Broker are parties to this Sublease for the purpose of enforcing their rights to receive a real estate commission. Sublessee must look solely to Sublessor as regards all covenants and agreements contained herein, and Broker and Co-Broker shall never be liable to Sublessee in regard to any matter which may arise by virtue of this Sublease. Sublessor and Sublessee acknowledge that the Atlanta Commercial Board of REALTORS(R), Inc. has furnished this Standard Sublease Agreement form to its members as a service and that it makes no representation or warranty as to the enforceability of this Standard Sublease Agreement form or any paragraph thereof.

17.      TIME OF ESSENCE.  Time is of the essence of this Sublease.

18. COMMISSION. Sublessor agree s to pay to Broker and Co-Broker for negotiating this Sublease, a commission as agreed to in a separate agreement or as follows: Broker to receive 1/2 month's rent and 2% of monthly rentals and Co-Broker to receive 1 month's rent and 4% of month rentals in cash after Sublessee occupies the space. Sublessee warrants and represents that it has had no dealings with any broker or broker(s) in connection with this Sublease, other than Broker and Co-Broker and Sublessee covenants to pay, hold harmless and indemnify Sublessor from and against any and all cost, expense or liability for any compensation, commissions or charges claimed by any broker or broker(s) on behalf of the Sublessee with respect to this Sublease or negotiation thereof, other than the Broker and Co-Broker.


                                       4

ATLANTA COMMERCIAL BOARD OF REALTORS(R), INC.
STANDARD SUBLEASE AGREEMENT
COPYRIGHT(C) NOVEMBER 1999
ACBR FORM #006

19. SEVERABILITY. The terms, conditions, covenants and provisions of this Sublease shall be deemed to be severable. If any clause or provision herein contained shall be adjudged to be invalid or unenforceable by a court of competent jurisdiction or by operation of any applicable law; it shall not affect the validity of any other clause or provision herein, but such other clauses or provisions shall remain in full force and effect.

20. AGENCY DISCLOSURE. Sublessor and Sublessee hereby acknowledge that Broker has acted as an agent for the Sublessor in this transaction and will be paid a commission by the Sublessor and that the Co-Broker has acted as an agent for the Sublessee in this transaction and will be paid a commission by the Sublessor. In the event that __________ represents both Sublessor and Sublessee, Sublessor and Sublessee hereby confirm that they have signed a separate Dual Agency Disclosure and Consent Agreement

21. SECTION TITLES. The section titles in this Sublease are included for convenience only and shall not be taken into consideration in any construction or interpretation of this Sublease or any of its provisions.

22. SPECIAL STIPULATIONS. Special Stipulations shall control if in conflict with any of the foregoing provisions of this Sublease.

         1. Operating costs referred to in paragraph 5 (b) will be payable over a 2001 base year.

23. CONSENT OF THE LANDLORD. This Sublease shall be of no force or effect unless and until consented to, in writing, by Landlord within ten days after execution hereof, if such consent is required under the terms of the Master Lease.

24.      THE FOLLOWING ARE ATTACHED HERETO AND MADE A PART HEREOF:

                  Exhibit "A"  -  Master Lease
                  Exhibit "C"  -  Premises

IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day and year first above written.

Signed sealed and delivered               SUBLESSOR: Life Office Management Association, Inc.
in the presence of:



/s/ Janet M. Tobey                        By: /s/ Aiken P. Rush Jr. (Seal)
------------------------------                ---------------------------------------------------
Witness                                   Name/Title: Aiken P. Rush Jr., Vice President
                                          Address:    2300 Windy Ridge Parkway, Suite 600
                                                      Atlanta, GA  30339
                                          Phone:      (770) 984-3705
                                          Date:       10/24/2000


Signed sealed and delivered               SUBLESSEE: Manhattan Associates, Inc.
in the presence of:



/s/ Sallie A. Rosenmarkle                 By: /s/ Tom W. Williams (Seal)
------------------------------                ---------------------------------------------------
Witness                                   Name/Title: Thomas W. Williams, SVP, CFO & Treasurer
                                          Address:    2300 Windy Ridge Parkway, Suite 700
                                                      Atlanta, GA  30339
                                          Phone:      (678) 597-7129
                                          Date:       10/20/00


                                       5

ATLANTA COMMERCIAL BOARD OF REALTORS(R), INC.
STANDARD SUBLEASE AGREEMENT
COPYRIGHT(C) NOVEMBER 1999
ACBR FORM #006

Signed sealed and delivered                 BROKER:  AFCO Realty Services, LLC
in the presence of:



/s/ Gail G. Davis                           By: /s/ J.M. Mendel (Seal)
------------------------------                  -------------------------------------------------------
Witness                                     Name/Title: J.M. Mendel, Sr. Vice President
                                            Address:    4200 Northside Parkway, NW, Building 12
                                                        Atlanta, GA  30327-3049
                                            Phone:      (404) 233-1700


Signed sealed and delivered                 CO-BROKER:  Insignia/ESG, Inc.
in the presence of:



/s/ [Illegible Signature]                   By: /s/ James E. Ledbetter, Jr. (Seal)
------------------------------                  --------------------------------------------------------
Witness                                     Name/Title: James E. Ledbetter, Jr., Executive Director
                                            Address:    3348 Peachtree Road, Suite 900
                                                        Atlanta, GA  30328
                                            Phone:      (404) 504-7900
                                            Date:       10/13/00


                                       6

ATLANTA COMMERCIAL BOARD OF REALTORS(R), INC.
STANDARD SUBLEASE AGREEMENT
COPYRIGHT(C) NOVEMBER 1999
ACBR FORM #006

                                   EXHIBIT "B"


                            [DELETED IN ITS ENTIRELY]


                  [SEE ATTACHED CONSENT DATED OCTOBER 25, 2000]



                                 [NO ATTACHMENT]

                                   EXHIBIT "C"


                             WILDWOOD BUILDING 2300
                            2300 WINDY RIDGE PARKWAY


                               7,028 - SIXTH FLOOR


                           [ARCHITECTURAL FLOOR PLAN]


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